UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2010

STARBUCKS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Washington	0-20322	91-1325671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South, Seattle, Washington 98134

(Address of Principal Executive Offices)

(206) 447-1575

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 21, 2010, Starbucks Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended June 27, 2010. A copy of the press release is attached as Exhibit 99.1.

Item 8.01 Other Events.

On July 21, 2010, the Company announced that its Board of Directors has approved a cash dividend to its shareholders of $0.13 per share. The cash dividend will be paid on August 20, 2010 to shareholders of record on the close of business on August 4, 2010. A copy of the press release announcing the dividend is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Earnings release of Starbucks Corporation dated July 21, 2010

99.2	Press release of Starbucks Corporation dated July 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STARBUCKS CORPORATION
Dated: July 21, 2010
	By:	/s/ Troy Alstead
Troy Alstead
executive vice president, chief financial officer and chief administrative officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings release of Starbucks Corporation dated July 21, 2010

99.2	Press release of Starbucks Corporation dated July 21, 2010